Exhibit 10.13
Portions of this exhibit, indicated by [***], have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) treated by the Registrant as private or confidential.
CONFIDENTIAL
THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH HEREIN, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.
WARRANT TO PURCHASE CLASS N COMMON STOCK
Company: Cerebras Systems Inc., a Delaware corporation
Number of Shares of Class N Common Stock: 33,445,026; subject to adjustment in accordance with Section 3 and the Vesting Schedule set forth on Exhibit A, which number of shares represents 15% of the fully diluted capitalization of the Company as of December 22, 2025.
Vesting Schedule: As set forth on Exhibit A.
Warrant Price: $0.00001 per Share; subject to adjustment in accordance with Section 3.
Issue Date: December 24, 2025
Expiration Date: The earlier of (i) ten (10) year anniversary of the Issue Date and (ii) 5 business days following the first date during which there is no binding Capacity purchase commitments or contractually obligated current or future payments under the Commercial Agreement.
Commercial Agreement: The Master Relationship Agreement, dated December 24, 2025, by and between the Company and OpenAI OpCo, LLC.
THIS WARRANT CERTIFIES THAT, for good and valuable consideration, OpenAI OpCo, LLC (together with any successor or permitted assignee or transferee of this Warrant or of any Shares issued upon exercise hereof, “Holder”) is entitled to purchase the number of fully paid and non-assessable shares (the “Shares”) of the above-stated Class N common stock, par value $0.00001 per share (the “Class N Common Stock”), of the above-named company (the “Company”) at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 3, subject to the provisions and upon the terms and conditions set forth in this Warrant. This Warrant is being issued pursuant to the terms of the Commercial Agreement and is intended as a material inducement for Holder to enter into the Commercial Agreement and as an incentive for Holder to make substantial purchases of the Company’s products thereunder.
Section 1.    EXERCISE.
1.1    Exercise. Subject to the provisions of the Vesting Schedule, Holder may exercise vested shares under the Warrant (such portion of the Shares, the “Exercisable Shares”), in whole or in part, prior to the Expiration Date or earlier termination of this Warrant by delivering to the Company this

Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 and payment of the aggregate Warrant Price for the vested Shares being purchased by either (i) a check, wire transfer of same-day funds (to an account designated by the Company), (ii) by net exercise pursuant to Section 1.2 or (iii) other form of payment acceptable to the Company. Upon the Expiration Date, this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 as to all Exercisable Shares (or such other securities issuable pursuant to the terms of this Warrant) that have not been previously exercised, and the Company shall deliver the Shares (or such other securities issuable pursuant to the terms of this Warrant) issued upon such exercise to Holder in accordance with Section 1.6.
1.2    Net Exercise. Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one Share is greater than the Warrant Price (at the date of calculation as set forth below), in lieu of exercising this Warrant with payment of cash, wire transfer or other form of payment acceptable to the Company as provided in Section 1.1, the Holder may by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise elect to receive the number of Shares computed using the following formula (a “Cashless Exercise”):
X = Y (A-B)
A
Where:    X =    the number of Shares that shall be issued to the Holder with respect to the relevant Cashless Exercise;
Y =    the number of Shares for which this Warrant is being exercised in the relevant Cashless Exercise (which, for the avoidance of doubt, shall be determined for purposes of this clause “Y” assuming that, in lieu of a Cashless Exercise, the Holder were paying the Warrant Price in full in cash in respect of the relevant exercise);
A =    the Fair Market Value (as defined below) of one share of Common Stock; and
B =    the Warrant Price in effect under this Warrant immediately prior to the Close of Business on the relevant Exercise Date.
“Business Day” means any day (i) except Saturday, Sunday and any day which shall be a federal legal holiday in the United States and (ii) on which the transfer agent for the Common Stock is open for business for its regularly scheduled business hours.
“Fair Market Value” means (i) if the shares of Common Stock are traded on a national securities exchange, the closing price on the day of exercise, or (ii) if the shares of Common Stock are not traded on a national securities exchange, the then-current 409A valuation of the Company’s Common Stock, subject to adjustment upon the occurrence of the events set forth in Sections 3.1 and 3.2 herein.
1.3    Effective Time of Exercise. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been delivered to the Company as provided in Section 1.1 (the “Exercise Date”). At such time, the party in whose name any certificates for Shares shall be issuable upon such exercise as provided in Section 1.6 below shall be deemed to have become the holder or holders of record of the Shares to be represented by such certificates.

1.4    Delivery of Certificate. Within a reasonable time after Holder exercises this Warrant in the manner set forth in Section 1.1 above, the Company shall deliver to Holder a certificate (via an electronic share platform, if applicable) representing the Shares issued to Holder upon such exercise.
1.5    Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.
1.6    Issuance of Shares. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within five (5) business days after the later of (i) the date of full or partial exercise of this Warrant and (ii) approval under the Investment Company Act of 1940, as amended, or antitrust law required in connection with any the exercise of this Warrant (a “Regulatory Approval”), the Company, at its expense, will cause to be issued in the name of, and delivered to, the Holder, or as the Holder may direct:
(a)    in book-entry form as recorded on the books and records of the Company the number of Shares to which the Holder shall be entitled upon such exercise pursuant to Section 1 (rounded down to the nearest whole share) plus, in lieu of any fractional share to which the Holder would otherwise be entitled but for such rounding, cash in an amount determined pursuant to Section 3.5 hereof; and
(b)    in case such exercise is in part only, upon request by the Holder, a new warrant or Warrant (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Shares equal or in the event of any adjustment that would equal, without giving effect to any adjustment herein or therein, to the number of such shares called for on the face of this Warrant minus the number of Shares for which this Warrant was so exercised (which shall include both the number of Shares issued to the Holder pursuant to such partial exercise and the number of Shares subject, in the case of the election of a Cashless Exercise, to the portion of the Warrant being cancelled in payment of the Warrant Price).
1.7    Regulatory Cooperation. In the event that any Regulatory Approval is reasonably determined by the Holder upon advice of its legal counsel to be required in connection with the exercise of the Warrant and/or the issuance of the Shares (or to permit the holder of the Shares to exercise its voting or other rights with respect to the Shares), then the Company shall (at Holder’s expense) cooperate and consult with the Holder and consider in good faith requests from the Holder with regard to necessary regulatory approvals, including using commercially reasonable efforts to complete necessary filings and submissions with regulatory agencies; provided, that neither party shall be obligated to amend the terms of this Warrant; propose, negotiate, effect or agree to the sale, divestiture, hold separate, license or other disposition of any assets, products, product lines, properties or services or businesses of such party or its affiliates, or otherwise agree or commit to take any action that limits their freedom of action, ownership or control with respect to, or their ability to retain or hold, any of the foregoing, or agree or commit to terminate, relinquish, modify or waive existing relationships, ventures, contractual rights, obligations or other arrangements of such party or its affiliates.
1.8    Company Agreements. Any subsequent transferee or purchaser of the Shares from Holder (other than a transferee or purchaser who acquires Shares that remain Class N Common

Stock in the hands of such transferee or purchaser) shall execute and deliver to the Company a counterpart signature page, joinder or adoption agreement to that certain Amended and Restated Voting Agreement, dated as of September 19, 2025, by and among the Company and the parties thereto, in a form attached thereto.
Section 2.    TREATMENT OF WARRANT UPON ACQUISITION OF COMPANY.
2.1    Cash/Public Acquisition. In the event of an Acquisition in which the consideration to be received by the Company’s stockholders consists solely of cash, solely of Marketable Securities (as defined below) or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), and the Fair Market Value of one Share would be greater than the Exercise Price in effect as of immediately prior to the closing of such Cash/Public Acquisition, and Holder has not previously exercised this Warrant in full, then, in lieu of Holder’s exercise of the unexercised vested portion of this Warrant, this Warrant shall, as of immediately prior to such closing (but subject to the occurrence thereof) automatically be deemed to be Cashless Exercised for all Exercisable Shares pursuant to Section 1.2 hereof. In the event of a Cash/Public Acquisition in which the Fair Market Value of one Share would be equal to or less than the Exercise Price in effect as of immediately prior to the closing of such Cash/Public Acquisition, then this Warrant will automatically and without further action of any party terminate as of immediately prior to such closing.
2.2    Non-Cash/Public Acquisition. Upon the closing of any Acquisition other than a Cash/Public Acquisition, the acquiring, surviving or successor entity shall assume this Warrant and the Company’s obligations hereunder, and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on and as of the closing of such Acquisition, at an aggregate Exercise Price equal to the aggregate Exercise Price in effect as of immediately prior to such closing, all subject to further adjustment from time to time thereafter in accordance with the provisions of this Warrant and satisfaction of the Vesting Schedule set forth above.
2.3    Defined Terms.
(a)    “Acquisition” means any transaction or series of related transactions involving: (i) the sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company; (ii) any merger or consolidation of the Company into or with another person or entity (other than a merger or consolidation effected exclusively to change the Company’s domicile), or any other corporate reorganization, in which the stockholders of the Company in their capacity as such immediately prior to such merger, consolidation or reorganization, own less than a majority of the Company’s (or the surviving or successor entity’s) outstanding voting power immediately after such merger, consolidation or reorganization; or (iii) any sale or other transfer by the stockholders of the Company of shares representing at least a majority of the Company’s then-total outstanding combined voting power. For the avoidance of doubt, “Acquisition” shall not include any sale and issuance by the Company of shares of its capital stock or of securities or instruments exercisable for or convertible into, or otherwise representing the right to acquire, shares of its capital stock to one or more investors for cash in a transaction or series of related transactions the primary purpose of which is a bona fide equity financing of the Company.
(b)    “Marketable Securities” means securities meeting all of the following requirements (determined as of immediately prior to the closing of the Acquisition): (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is then current in its filing of all required reports and other information under the Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in a Trading Market, and (iii) following the closing of such Acquisition, Holder would not be restricted from publicly re-selling all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise this Warrant in full on or prior to the closing of such Acquisition, except to the extent that any such restriction (x) arises solely under federal or state securities laws, rules or regulations, and (y) does not extend beyond six (6) months from the closing of such Acquisition. Notwithstanding the foregoing provisions, securities held in escrow or subject to holdback to cover indemnification-related claims shall be deemed to be Marketable Securities if they would otherwise be Marketable Securities but for the fact that they are held in escrow or subject to holdback to cover indemnification-related claims.
Section 3.    ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.
3.1    Stock Splits and Dividends; Combinations. If outstanding shares of the Class N Common Stock or Class A Common Stock, par value $0.00001 per share (the “Class A Common Stock” and together with the Class N Common Stock, the “Common Stock”), of the Company shall be subdivided into a greater number of shares or a dividend or distribution in Common Stock shall be paid in respect of Common Stock, the Warrant Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend or distribution be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Warrant Price, the number of Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (a) an amount equal to the number of Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Warrant Price in effect immediately prior to such adjustment, by (b) the Warrant Price in effect immediately after such adjustment.
3.2    Reclassification, Etc. In case of any reclassification or change of the outstanding securities of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the Issue Date, then and in each such case Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 3.1; and in each such case, the terms of this Section 3.2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.
3.3    Adjustment Certificate. When any adjustment is required to be made in the Shares or the Warrant Price pursuant to this Section 3, the Company shall deliver to Holder not later than ten (10) Business Days thereafter a certificate setting forth (a) a brief statement of the facts requiring such adjustment, (b) the Warrant Price after such adjustment and (c) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment. When any adjustment is required to be made in the Warrant Price, the number of Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Warrant Price in effect immediately prior to such adjustment, by (ii) the Warrant Price in effect immediately after such adjustment.
3.4    Other Dividends and Distributions. If the Company shall, at any time or from time to time after the Issue Date, make or declare, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or any other distribution payable in securities of the Company (other than a dividend or distribution of shares of Common Stock, in respect of outstanding shares of Common Stock to which Section 3.1 applies), cash or other property, then, and in each such event, Holder shall receive, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities, cash or other property in an amount equal to the amount of such securities, cash or other property as Holder would have received if this Warrant had been exercised in full into Shares on the date of such event.
3.5    No Fractional Share. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by paying Holder in cash the amount computed by multiplying the fractional interest by the Fair Market Value of a full Share.
Section 4.    REPRESENTATIONS AND COVENANTS OF THE COMPANY.
The Company represents and warrants to, and agrees with, Holder as follows:
4.1    This Warrant is, and any warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.
4.2    All Shares which may be issued upon the exercise of this Warrant, shall, upon issuance in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and non-assessable, free of any liens and encumbrances except for restrictions on transfer under applicable federal and state securities laws and the terms of this Warrant, and without violation of any preemptive or similar rights of any stockholder of the Company. The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued capital stock such number of securities as will be sufficient to permit the exercise in full of this Warrant.
4.3    Provided that Holder’s representations in Section 5 are true and accurate as of the date of exercise, the Company shall take all such actions as may be reasonably necessary to ensure that all Shares are issued without violation by the Company of applicable federal and state securities laws or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).
4.4    All Shares that may be issued upon the exercise of the rights represented by this Warrant shall, when issued and paid for pursuant to the provisions of this Warrant, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens, encumbrances, charges, taxes (other than any applicable transfer taxes) or preemptive rights (it being understand, for the avoidance of doubt, that the Company makes no representation as to any restrictions under securities laws). The Company further covenants and agrees that it will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Shares or other securities (the “Required Reserve Amount”) as from time to time shall be issuable upon the exercise of this Warrant. If at any time while any of this Warrant remains outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall use commercially reasonable efforts to take all action necessary as soon as reasonably practicable to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the Shares then outstanding.
4.5    In the event:
(a)    the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or
(b)    of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation, merger, recapitalization or similar business combination of the Company with or into another entity (other than a consolidation, merger, recapitalization or similar business combination in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or
(c)    of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will as soon as practicable send or cause to be sent to the Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, recapitalization, similar business combination, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, recapitalization, similar business combination, transfer, dissolution, liquidation or winding-up. Notwithstanding anything to the contrary in this Section 4.5: (i) in no event will the Company be required to provide such notice to the Holder (other than the original Holder) before the earlier of such time as the Company (x) has publicly disclosed or acknowledged the circumstances giving rise to such event and (y) is required to publicly disclose under applicable law or the rules of any securities exchange on which the Common Stock is then listed or admitted for trading the circumstances giving rise to such event and (ii) the Company will be deemed to have provided notice to the Holder of any information contained in any report, information or document filed or otherwise made available by the Company, its affiliate or any other party to the relevant event through the EDGAR system (or any successor thereto) maintained by the U.S. Securities and Exchange Commission (or its successor).
Section 5.    REPRESENTATIONS, WARRANTIES OF HOLDER.
Holder represents and warrants to the Company as follows:
5.1    Purchase for Own Account. This Warrant and the Shares to be acquired upon exercise of this Warrant by Holder are being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act.

5.2    Disclosure of Information. Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.
5.3    Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.
5.4    Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.
5.5    The Act. Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.
5.6    “Market Stand-off” Agreement. Holder hereby agrees that it will not, without the prior written consent of the Company or the managing underwriter, during the period commencing on the date of the final prospectus relating to the sale of shares of Class A Common Stock to the public in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Act and in connection with such offering the Common Stock is listed for trading on the Nasdaq Stock Market LLC or the New York Stock Exchange (the “IPO”) and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held by the Holder immediately before the effective date of the registration statement for such offering; or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise; provided that all officers, directors and stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding shares of the Company’s preferred stock) are bound by substantially similar restrictions. Holder agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with the foregoing or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to the Holder, based on the number of shares subject to such agreements. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.
5.7    Registration Rights. The Warrant and the Shares issuable upon exercise of this Warrant shall be entitled to the benefits of the Registration Rights Agreement, dated on or about the date hereof, between the Company and Holder, as amended from time to time (the “RRA”).
5.8    No Voting Rights. Holder will not have any voting rights as a Holder of this Warrant or the Shares of Class N Common Stock that may be acquired following exercise of this Warrant.
5.9    Taxes. Holder shall pay all taxes and other governmental charges that may be imposed with respect to the issuance or delivery of the Shares upon exercise of this Warrant solely accrued by the Holder and not by the Company.
Section 6.    GOVERNING LAW, VENUE, JURY TRIAL WAIVER, AND THIRD PARTY BENEFICIARIES.
6.1    Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.
6.2    Jurisdiction and Venue. The Company and Holder each submit to the exclusive jurisdiction of the State and Federal courts in the State of Delaware. The Company expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and the Company hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. The Company hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made in accordance with Section 7.7 of this Warrant.
6.3    Jury Trial Waiver. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY AND HOLDER EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS WARRANT OR ANY CONTEMPLATED TRANSACTION RELATED TO THE COMPANY’S CAPITAL STOCK, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE PARTIES’ AGREEMENT TO THIS WARRANT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.
6.4    Third Party Beneficiaries. This Agreement sets forth the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and are not intended to and shall not confer upon any person other than the parties hereto, their successors and permitted assigns any rights or remedies hereunder. For the avoidance of doubt, the Holder may, without the prior written consent of the Company, assign all or any of its rights or interests (but not its obligations) hereunder to any of its Affiliates, it being acknowledged and agreed that any such assignment shall be subject to and conditioned upon any such assignee’s delivery to the Company of a counterpart signature page hereto pursuant to which such assignee shall confirm their agreement to be subject to and bound by all of the provisions set forth in this Warrant that were applicable to the assignor of such assignee.

6.5    Survival. This Section 6 shall survive the termination of this Warrant.
Section 7.    MISCELLANEOUS.
7.1    Term. Subject to the provisions of the Vesting Schedule, this Warrant is exercisable at any time before the earliest of 6:00 p.m., Pacific Time on the Expiration Date and shall be void thereafter.
7.2    Legends. The Shares shall be imprinted with a legend in substantially the following form (together with such other legends as may then be required by the Certificate or bylaws, each as amended and in effect from time to time):
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN THAT CERTAIN WARRANT TO PURCHASE COMMON STOCK ISSUED BY THE COMPANY TO HOLDER, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STAND-OFF RESTRICTION AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
7.3    Transfers.
(a)    This Warrant shall not be transferable by the Holder without the prior consent of the Company, other than transfers (x) to an Affiliate or (y) in connection with an ICA Related Transfer (as defined below) where the transferee is not a competitor of the Company (as determined in good faith by the Company, which such determination may not be unreasonably withheld and must be made, in any case, no later than 15 days following notice by the Holder to the Company of such proposed ICA Related Transfer). Upon receipt of advice from counsel to the Holder that counsel would be unable to render an unqualified opinion that the Holder would not be required to register as an investment company under the Investment Company Act of 1940, as amended (the “ICA”), or that continued ownership of the Warrant (and/or Shares underlying the Warrant) would risk the Holder failing to satisfy the requirements of possible exemptions or exclusions from being an investment company under the ICA, the Holder may transfer the Warrant (or a portion thereof) to one or more third parties, including its equity holders (an “ICA Related Transfer”), and the Company will reasonably cooperate to facilitate prompt settlement and resale, subject to applicable law. Such rights shall be exercised in good faith and in coordination with the Company to minimize market and disclosure impact.
(b)    This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters reasonably satisfactory to the Company, as reasonably requested by the Company). In any permitted transfer, the rights and obligations of Holder with respect to the Warrant or the Shares, as applicable, shall be automatically assigned by Holder to any transferee of Holder’s securities (including the Shares); provided, however, that (i) the Company is provided written notice of the transfer including the name and address of the transferee and the number of Shares to be transferred and (ii) in connection with a transfer of this Warrant (or a portion thereof) to an Affiliate of Holder, such transferee agrees in writing to be bound by the terms of this Warrant as if such transferee were the Holder. Upon any such transfer of the Warrant (or a portion thereof) to an Affiliate of Holder, the Company shall be obligated to such transferee to perform all of its covenants under this Warrant as if such transferee were Holder. Subject to the provisions of this Section 7, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Appendix 2 hereto) at the principal office of the Company (or, if another office or agency has been designated by the Company for such purpose, then at such other office or agency). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an Affiliate; provided that any such Affiliate is an “accredited investor” as defined in Regulation D promulgated under the Act and no material question exists as to the availability of an exemption from the registration or qualification requirements of applicable securities laws. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act. Holder understands and agrees that each share of Class N Common Stock shall automatically, without further action by the Company or the Holder, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the occurrence of a Transfer (as defined below), other than (i) to an Affiliate (as defined below) or (ii) if the holder provides prior written notice to the Company stating that the transfer will not result in a conversion because the transferee elects to receive Class N Common Stock. A “Transfer” shall mean any direct or indirect sale, exchange, redemption, assignment, distribution, gift, retirement, transfer, conveyance, or other disposition (whether or not for value and whether voluntarily, involuntarily, or by operation of law) of a share of Class N Common Stock. “Affiliate” shall mean, [***].
(c)    Following the Company’s initial public offering and any applicable lock-up period, Holder shall not, and shall cause its Affiliates to not, sell, transfer or otherwise dispose of, in a single day, more than 10% of the average daily trading volume measured over the preceding four (4) weeks, unless the sale is executed pursuant to an underwritten public offering, as provided for in the RRA, or a “block” trade. Holder shall use commercially reasonable efforts to effect, and the Company shall cooperate in good faith to facilitate, any sales in an “orderly-out” manner designed to minimize the impact of such sales on the market price of the Common Stock, including “block” trades.
7.4    Taxes. Each Holder shall deliver to the Company a properly executed applicable IRS Form W-8 or W-9 (or any successor form) (i) upon execution of this Agreement in the case of the initial Holder and upon assignment in the case of any subsequent Holder, (ii) upon a reasonable request by the Company, and (iii) promptly upon learning that any such form previously provided has become obsolete, incorrect, or ineffective. Before withholding and paying over to any U.S. federal, state, local or non-U.S. taxing authority any amount required to be withheld under applicable law on any payments or deliveries to the Holder hereunder, including upon any assignment pursuant to Section 7.3 (Transfers), the Company shall provide the Holder with reasonable advance notice and shall cooperate with the Holder in good faith in regard to the identification, preparation, execution and delivery of applicable tax forms or certificates to reduce or eliminate applicable withholding taxes to the extent permitted by applicable law. If, notwithstanding the foregoing, withholding is required to be made in accordance with applicable law on any payments or deliveries to the Holder hereunder, including upon any assignment pursuant to Section 7.3 (Transfers), the Company shall be permitted to deduct such withholding, without any obligation to pay additional amounts or deliver additional Warrant Shares in respect of such withholding. As an alternative to withholding, if allowed by applicable law, the Holder may pay the Company the amount of taxes owed to the applicable tax authority, upon the receipt of which the Company will pay over to the applicable tax authority in the manner prescribed by law. Such taxes may include, but are not limited to, amounts required to be withheld under Sections 1441, 1442 and 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). The Holder and the Company agree that they intend, for U.S. federal and applicable state and local income tax purposes, to: (i) not treat this Warrant, or any portion of this Warrant, as having been issued in connection with the performance of services within the meaning of Section 83 of the Code and the regulations thereunder; (ii) not treat the issuance of this Warrant or the exercise of all or any part of this Warrant as resulting in the payment of compensation income to the Holder; and (iii) treat this Warrant as entered into pursuant to the terms of the Commercial Agreement as giving rise to a sales discount or allowance in respect of the provision of services under the Commercial Agreement. Neither the Holder nor the Company shall take any position for U.S. federal and applicable state and local income tax purposes that is inconsistent with the foregoing, unless required by applicable law. The Holder and the Company agree to cooperate as reasonably requested by the other party in respect of tax reporting requirements arising from the transactions contemplated by this Agreement and the Commercial Agreement.
7.5    No Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the Warrant Price, and at all times will take all action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Warrant.
7.6    Confidentiality. The Company and the Holder agree to keep this Warrant, the terms hereof and any information disclosed pursuant hereto confidential and, without the consent of the other party, not to disclose, divulge, or use for any purpose any such information publicly or to any third party; provided, that the Company and the Holder, as the case may be, may disclose such information (i) to its respective attorneys, accountants, consultants, and other professionals and representative to the extent necessary or appropriate; (ii) to [***]; or (iii) as may otherwise be required by law, regulation or regulatory authority, including but not limited to any disclosure required by either party pursuant to the rules and regulations of the Act or the Securities Exchange Act of 1934, as amended. With respect to any public disclosure pursuant to clause (iii) above, the Company shall provide the Holder with [***] to review and comment on such proposed disclosure prior to making such disclosure (and shall consider making such changes as may be reasonably requested by the Holder in good faith).
7.7    Notices. All notices and other communications hereunder from the Company to Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) on the third business day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by electronic mail and such receipt is confirmed in writing by the recipient or (iv) on the first business day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this

Section 7.7. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:
OpenAI OpCo, LLC
1455 3rd Street
San Francisco, CA 94158
Attn: General Counsel
Email: [***]
with a copy (which shall not constitute notice) to:
Cooley LLP
Three Embarcadero Center, 20th Floor
San Francisco, CA 94111
Attn: David Peinsipp
Email: [***]
Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:
Cerebras Systems Inc.
1237 E. Arques Avenue
Sunnyvale, CA 94085
Attn: General Counsel
Email: [***]
with a copy (which shall not constitute notice) to:
Latham & Watkins LLP
140 Scott Drive
Menlo Park, CA 94025
Attn: Tad Freese
Email: [***]
7.8    Waiver. Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Holder. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.
7.9    Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.
7.10    Counterparts; Electronic Signatures. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

7.11    Successors. Subject to Section 7.3, the terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company or of the Holder.
7.12    Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Class N Common Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.

“COMPANY”

CEREBRAS SYSTEMS INC.

/s/ Andrew Feldman By:________________________________

Andrew Feldman Name:_____________________________

Title:______________________________

“HOLDER”

OPENAI OPCO, LLC

/s/ Sarah Friar By:________________________________

Sarah Friar Name:_____________________________

Chief Financial Officer Title:______________________________

[Signature Page to Class N Common Stock Warrant]

EXHIBIT A
VESTING SCHEDULE
Capitalized terms used but not defined herein or in the Warrant shall have the meanings ascribed to them in the Commercial Agreement.

Vesting Event	Total MW	Vesting (% FD)	Vesting (# Shares)	Cumulative Vesting (% FD)
Deposit of the Working Capital Loan into the Lockbox	—	[***]	4,459,337	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Upon the earlier of (a) the first date that the Company’s Market Capitalization exceeds $40 billion and (b) receipt by the Company of payment [***]	—	[***]	5,574,171	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
“% FD” shall mean a percent of the fully diluted capitalization of the Company as of December 22, 2025.
“# Shares” shall mean the number of Shares on the Issue Date (prior to any adjustment pursuant to Section 3).
“Market Capitalization” shall mean, as of an applicable measurement date, the product of (i) the number of shares of common stock outstanding (on an as-converted basis for each authorized class or series of common stock of the Company), multiplied by (ii) the 30-Day VWAP. The “30-Day VWAP” shall mean the volume-weighted average closing price of a share of the class or series of the Company’s common stock listed on a national securities exchange over the 30-trading day period preceding the applicable measurement date.
[***] .
[***] .

APPENDIX 1
NOTICE OF EXERCISE OF WARRANT
☐    The undersigned hereby elects to purchase _______ shares of Class N Common Stock (the “Exercise Shares”) of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
☐    The undersigned hereby elects to purchase _______ shares of Class N Common Stock (the “Exercise Shares”) of the Company pursuant to the terms of the net exercise provisions set forth in Section 1.2 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.
1.    Please issue a certificate or certificates representing the Shares in the name specified below:
________________________________________
Holder’s Name
________________________________________
________________________________________
(Address)
2.    By exercising the rights represented by this Warrant, the undersigned hereby certifies that, as of the date of exercise of this Warrant: (i) it is acquiring the Class N Common Stock for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof that would be prohibited by law; (ii) it is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act of 1933; and (iii) it is capable of evaluating the merits and risks of the investment in the Common Stock and has been provided an opportunity to ask questions of and receive answers from representatives of the Company concerning the investment contemplated hereby.

HOLDER:

____________________________________________

By:_________________________________________

Name:_______________________________________

Title:________________________________________

(Date):_______________________________________

APPENDIX 2
ASSIGNMENT FORM
For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to
Name: _______________________________________________________________________________
(Please Print)

HOLDER:

____________________________________________

By:_________________________________________

Name:_______________________________________

Title:________________________________________

(Date):_______________________________________
Acknowledged and Agreed:
Assignee
_______________________________________
By: ____________________________________
Name:__________________________________
Title:___________________________________
Address: ________________________________
Email: _________________________